UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2006

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Blair Mill Road, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 13, 2006, Kulicke and Soffa Industries, Inc. (the “Company”) entered into separate Exchange Agreements with SSI Investment Management, Alexandra Global Master Fund Ltd., Windward Capital, Wolverine Convertible Arbitrage Fund Ltd., Advent Capital Management, LLC and Canyon Partners, LLC (collectively, the “Purchasers”) on the terms and conditions described below and herein incorporated by reference.

On February 15, 2006, the Company entered into separate Exchange Agreements with Satellite Convertible Arbitrage Master Fund, LLC, Quattro Global Capital, Greenwich International Limited and CIBC World Markets Corp. (collectively, the “Second Purchasers”) on the terms and conditions described below and herein incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities

On February 14, 2006, the Company issued 2,504,592 shares of its common stock, without par value (the “Common Stock”) to the Purchasers without registration in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Common Stock was issued in connection with separate Exchange Agreements entered into between the Company and each Purchaser, pursuant to which the Purchasers, in the aggregate, exchanged the Company’s 0.5% Convertible Subordinated Notes Due 2008 having an aggregate principal outstanding amount of $52,179,000 for consideration consisting of 2,504,592 shares of Common Stock and $18,657,123.24 in cash. The Company issued a press release on February 14, 2006 with respect to these transactions, which is included with this filing as Exhibit 99.1.

In addition, on February 16, 2006, the Company issued 1,095,408 shares of Common Stock to the Second Purchasers without registration in reliance on the exemption from registration provided by Section 4(2) of the Act. The Common Stock was issued in connection with separate Exchange Agreements entered into between the Company and each Second Purchaser, pursuant to which the Second Purchasers, in the aggregate, exchanged the Company’s 0.5% Convertible Subordinated Notes Due 2008 having an aggregate principal outstanding amount of $22,821,000 for consideration consisting of 1,095,408 shares of Common Stock and $7,977,080.55 in cash. The Company issued a press release on February 16, 2006 with respect to these transactions, which is included with this filing as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and SSI Investment Management.

4.2	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Alexandra Global Master Fund Ltd.

4.3	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Windward Capital.

4.4	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Wolverine Convertible Arbitrage Fund Ltd.

4.5	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Advent Capital Management, LLC.

4.6	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Canyon Partners, LLC.

4.7	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and Satellite Convertible Arbitrage Master Fund, LLC.

4.8	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and Quattro Global Capital.

4.9	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and Greenwich International Limited.

4.10	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and CIBC World Markets Corp.

99.1	Press Release dated February 14, 2006.

99.2	Press Release dated February 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2006

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and SSI Investment Management.

4.2	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Alexandra Global Master Fund Ltd.

4.3	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Windward Capital.

4.4	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Wolverine Convertible Arbitrage Fund Ltd.

4.5	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Advent Capital Management, LLC.

4.6	Exchange Agreement dated as of February 13, 2006 by and between Kulicke and Soffa Industries, Inc. and Canyon Partners, LLC.

4.7	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and Satellite Convertible Arbitrage Master Fund, LLC.

4.8	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and Quattro Global Capital.

4.9	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and Greenwich International Limited.

4.10	Exchange Agreement dated as of February 15, 2006 by and between Kulicke and Soffa Industries, Inc. and CIBC World Markets Corp.

99.1	Press Release dated February 14, 2006.

99.2	Press Release dated February 16, 2006.